UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2022
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HOME BANCSHARES, INC.
(Exact name of Registrant as Specified in Its Charter)
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Arkansas	001-41093	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
719 Harkrider, Suite 100
Conway, Arkansas 72032
(Address of Principal Executive Offices) (Zip Code)
(501) 339-2929
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On April 1, 2022, Home BancShares, Inc. (the “Company” or “Home”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report the completion of its acquisition of Happy Bancshares, Inc. (“Happy”), and its subsidiary bank, Happy State Bank (“HSB”), pursuant to the terms of the Agreement and Plan of Merger, dated as of September 15, 2021, as amended on October 18, 2021 and November 8, 2021, among the Company, its subsidiary bank, Centennial Bank, the Company’s acquisition subsidiary, HOMB Acquisition Sub III, Inc., Happy and HSB.
This Current Report on Form 8-K/A amends and supplements the Original Report to include: (i) audited consolidated financial statements of Happy as of and for the year ended December 31, 2021, and the notes related thereto; and (ii) the unaudited pro forma combined consolidated financial information of Home and Happy required by Item 9.01 of Form 8-K. Except as otherwise provided herein, the other disclosures made in the Original Report remain unchanged. Accordingly, the text of the Original Report is omitted from this Current Report on Form 8-K/A.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of Happy as of and for the year ended December 31, 2021, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma combined consolidated financial statements of Home and Happy and the explanatory notes related thereto, including (a) the unaudited pro forma combined consolidated balance sheet of Home and Happy as of December 31, 2021, giving effect to the acquisition of Happy as if it had occurred on December 31, 2021, and (b) the unaudited pro forma combined consolidated statement of income of Home and Happy for the year ended December 31, 2021, giving effect to the acquisition of Happy as if it had occurred on January 1, 2021, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.
(d) Exhibits.

23.1	Consent of BKD, LLP, Happy Bancshares, Inc.’s independent auditor.
99.1	Audited consolidated financial statements of Happy Bancshares, Inc. as of and for the year ended December 31, 2021, and the related notes.
99.2	Unaudited pro forma combined financial statements as of and for the year ended December 31, 2021, and the related notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date:	May 25, 2022	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer